2Q 2018 EARNINGS PRESENTATION JULY 24, 2018 1

SAFE HARBOR This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, which represent our management's beliefs and assumptions concerning future events. When used in this document and in documents incorporated herein by reference, the words “expects,” “plans,” “anticipates,” “indicates,” “believes,” “forecast,” “guidance,” “outlook,” “may,” “will,” “should,” “seeks,” “targets” and similar expressions are intended to identify forward-looking statements. Forward-looking statements involve risks, uncertainties and assumptions, and are based on information currently available to us. Actual results may differ materially from those expressed in the forward-looking statements due to many factors, including, without limitation, our extremely competitive industry; volatility in financial and credit markets which could affect our ability to obtain debt and/or lease financing or to raise funds through debt or equity issuances; our significant fixed obligations and substantial indebtedness; volatility in fuel prices, maintenance costs and interest rates; our reliance on high daily aircraft utilization; our ability to implement our growth strategy; our ability to attract and retain qualified personnel and maintain our culture as we grow; our reliance on a limited number of suppliers; our dependence on the New York and Boston metropolitan markets and the effect of increased congestion in these markets; our reliance on automated systems and technology; our being subject to potential unionization, work stoppages, slowdowns or increased labor costs; our presence in some international emerging markets that may experience political or economic instability or may subject us to legal risk; reputational and business risk from information security breaches or cyber-attacks; changes in or additional domestic or foreign government regulation; changes in our industry due to other airlines' financial condition; acts of war or terrorism; global economic conditions or an economic downturn leading to a continuing or accelerated decrease in demand for air travel; the spread of infectious diseases; adverse weather conditions or natural disasters; and external geopolitical events and conditions. It is routine for our internal projections and expectations to change as the year or each quarter in the year progresses, and therefore it should be clearly understood that the internal projections, beliefs and assumptions upon which we base our expectations may change prior to the end of each quarter or year. Further information concerning these and other factors is contained in the Company's Securities and Exchange Commission filings, including but not limited to, the Company's 2017 Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. In light of these risks and uncertainties, the forward-looking events discussed in this presentation might not occur. We undertake no obligation to update any forward-looking statements to reflect events or circumstances that may arise after the date of this presentation. The following presentation also includes certain “non-GAAP financial measures” as defined in Regulation G under the Securities Exchange Act of 1934. We refer you to the reconciliations made available in our Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K (available on our website at jetblue.com and at sec.gov) and in our second quarter earnings call (furnished on July 24th, 2018), which reconcile the non-GAAP financial measures included in the following presentation to the most directly comparable financial measures calculated and presented in accordance with U.S. GAAP. 32

2Q 2018 EARNINGS UPDATE ROBIN HAYES CEO

WORKING TOWARDS SUPERIOR MARGINS IN CHANGING LANDSCAPE

PRE-TAX MARGINS JBLU VS PEERS*



2Q 2018
TTM**
FY 2017**
8.2%
(Non-GAAP)
(GAAP)
-8.3%
12.4%
10.2%
(Non-GAAP)
10.5%
13.0%
(Non-GAAP)
12.8%
jetBlue
Peers
jetBlue
Peers
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Peers

KEY INITIATIVES

GROWTH

- Reducing 4Q capacity growth by 2 points
- Factoring higher fuel prices in preliminary capacity planning for 2019
- Focus on strengthening relevance in primary Focus Cities

STRUCTURAL COSTS

- Making good progress in all four 'pillars' of Structural Cost Program
- Support center organizational review
- Completed A320 heavy maintenance RFP as we continue to safely maintain our aircraft in the most cost effective way

COMMERCIAL

- Ancillary growth per customer impacted in 3Q by platform conversion; adjusting ancillary revenue initiatives in coming months
- Replacing E190 fleet by 2025 to enhance earnings power and returns and carry cost momentum into the next decade

*Average of peer set (AAL, ALK, DAL, LUV, SAVE, UAL), consensus, guidance and reported results

**Pre-Tax Margins for FY 2017 under new accounting standards for Revenue from Contracts with Customers (Topic 606), where available; includes $22.8m in one-time tax bonus and impact of Hurricanes in 2017

Superior Margins defined as the simple average of LUV, SAVE, ALK

Refer to GAAP vs non-GAAP reconciliation in Appendix section

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COMMERCIAL UPDATE & OUTLOOK MARTY ST. GEORGE EVP COMMERCIAL AND PLANNING

MANAGING CAPACITY TO SUPPORT MARGIN COMMITMENTS

SCHEDULED ASM* YOY GROWTH


Flown guidance
7.5 - 9.5%
6.5 - 7.5%
Flown ASMs
6.5%
6.3%*
5.6%
5.7%
5.7%
4.5%*
2017
2Q 2018
3Q 2018E
2018E

*Shaded bars denote schedules as per DIIO. Data for 4Q17 corresponds to schedule pre-hurricanes

Refer to Appendix for hurricane impact

Dotted boxes denote guidance — Green dotted lines denote flown ASMs

NYC

- Completion factor better than planned from operational improvements, lack of northeast runway construction and OTP initiatives
- Growing through up-gauging in constrained airports (JFK)

BOS

- Strengthening business franchise (Minneapolis started 2Q 2018)
- Similar to NYC, leisure market up-gauging, including restyled A320s

FLL

- RASM growth continues to outperform system
- Network growth continues via added frequencies and destinations

MINT / TCON

- Transcon franchise performing well, both Mint and non-Mint markets
- Reducing Long Beach intra-west flying, redeploying into Transcon routes starting this Fall

LATIN

- Continues to show strength in VFR and inbound leisure markets; RASM growth above system average
- Capacity adjustments in San Juan due to slowing RASM; Haiti accounts for approximately 1% of seat miles in 3Q

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UNIT REVENUE: STRONG FIRST HALF; TAKING ACTION IN 2H



RASM YOY GROWTH
6.1%
1Q/2Q 2018 RASM impacted by Holiday placement and one-time tailwinds in Q2 2017
-1.2%
2.2%
0 – 3%
1Q 2018
2Q 2018
1H 2018
3Q 2018E

- 2Q RASM as expected, solid close-in demand continues
  - Broad close-in strength in Florida and Latin markets
  - 3.75 point headwind from calendar placement and comps
  - Customer compensation lower than 2Q 2017 from operational investments; Even More and fees contributed to 2Q 2018
- 3Q RASM slowing driven by ancillary
  - Close-in demand remains strong in peaks
  - 0.2 point tougher comp from 3Q 2017 hurricane RASM impact
  - 1 point impact in 3Q from ancillary platform conversion
- Taking actions to address trends
  - Reducing 4Q capacity growth by 2 points
  - Making additional ancillary changes over coming weeks

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FINANCIAL UPDATE & OUTLOOK STEVE PRIEST EVP CHIEF FINANCIAL OFFICER

2Q 2018 RESULTS IMPACTED BY HIGHER FUEL PRICES AND CALENDAR RASM CASM EX-FUEL* PRE TAX MARGIN* EARNINGS PER SHARE* (US$ cents) (US$ cents) (US$ cents) 12.89 12.74 17.7% 62 8.26 38 8.2% 8.11 (Non (Non GAAP) GAAP) 2Q 2017 2Q 2018 2Q 2017 2Q 2018 2Q 2017 2Q 2018 2Q 2018 2Q 2017 2Q 2018 2Q 2018 (GAAP) (Adj) (GAAP) (Adj) *Refer to GAAP vs non-GAAP reconciliation in Appendix section -8.3% (38) • Revenue growth impacted by • Benefit from higher • Non-GAAP margin largely • Non GAAP EPS impacted by higher calendar than planned completion factor impacted by 42% higher fuel fuel price and calendar; partially • Positive ancillary revenues • Positive impact of expenses prices and holiday calendar offset by lower tax rate and share trajectory in 2Q 2018 shifting from 2Q to 3Q 2018 placement repurchases • GAAP margin impacted by • GAAP EPS impacted by 99 impairment of E190 fleet E190 fleet impairment

UNIT COSTS: MANAGING HEADWINDS TO ACHIEVE COST GOALS



CASM EX-FUEL YOY GROWTH*
3.1%
2 – 4%
1.9%
1 – 3%
(1) – 1%
1Q 2018
2Q 2018
3Q 2018E
2018E

Note: The estimates above do not include the potential outcome of a pilot deal

*Refer to GAAP vs non-GAAP reconciliation in Appendix section

- 2Q CASM ex-fuel better than 2 to 4% guidance
  - Strong focus on cost management; timing of expenses shifted to later in the year, equal to ~0.5 pts
  - Better than planned completion factor and improved operation positively impacted cost performance by ~0.5 pts
- 3Q and Full Year 2018 cost guidance
  - 3Q 2018 range between 1% to 3%, driven by expected increases in Business Partner spend, ~1pt from expense timing from 1Q and 2Q, and capacity reductions
  - Continue to expect full year 2018 CASM ex-fuel growth between (1%) and 1% driven by ongoing cost controls and progress in Structural Cost program
  - Accelerated depreciation from E190 impairment adds approximately $350K per quarter

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EXPECT CASM EX-FUEL INFLECTION DURING 2H 2018 CASMCASM EXEX--FUELFUEL YOY YOY GROWTH* GROWTH • CASM ex-fuel growth negative by 2H 2018 (Year over 2 Year growth) (Year over Year growth) − 1H growth of 2.5%, on lower end of 2-4% guidance despite low 1Q completion factor − 2H expected to decline (3.5%)-(1.5%), including storm 7.0% *CASM ex-fuel 0 to 2% by 6.4% impact and one-time Crewmember bonus (2017) 2H 2018, ex-impact of hurricanes and tax reform 3.5 - 5.5% • 2H 2018 CASM ex-fuel trends lower as Structural bonus Cost Program benefits ramp up 2 – 4% − Tech Ops unit costs still expected to decline 2.5% − Unit labor costs flat 0 – 2%* • 2019 & 2020 to see further CASM ex-fuel benefits (3.5) – (1.5)% − Structural Cost Program savings ramping up − Added seats from restyle program impacting 2019 / 2020 (0.5) - 1.5% *CASM ex-fuel including impact of hurricanes and tax reform bonus in FY 2017 Note: The estimates above do not include the potential outcome of a pilot deal Refer to GAAP vs non-GAAP reconciliation in Appendix section 1Q 2018 2Q 2018 3Q 2018E 4Q 2018E 1H 2018 2H 2018 1114

STRUCTURAL COST PROGRESS CONTINUES

CATEGORY	SAVINGS OPPORTUNITY	PROGRESS	KEY MILESTONES
Tech Ops	**$100 – $125M**		Signed contract for heavy maintenance of A320s; advancing RFP for v2500 engine maintenance
			Signed enhanced LLP engine coverage to drive savings outside of A220 fleet transaction
Corporate	**$75 – $90M**		Continued renegotiations with Business Partners to generate run rate savings
			Corporate organizational review to realign support center functions
Airports	**$55 – $65M**		Airport real estate footprint optimization to lower support function costs
			Continued progress on deploying self-service check-in kiosk, targeting 24 lobbies by year end
Distribution	**~$20M**		Enhanced online functionality to channel shift Customers to self-serve
			Implemented multi-channel Customer service tool by partnering with Gladly
TOTAL: $250 – $300M			2020 SAVINGS ACHIEVED: $154M

*Green shading is category cost savings status in progress or completed

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ACCRETIVE FLEET GROWTH AND REINVESTMENT CONTINUES FLEET* CAPITAL EXPENDITURES Aircraft Non-Aircraft 243 245 247 249 253 $150m - $200m ~$1.2b 35 32 34 34 34 21 21 23 25 28 $850m - $1bn 130 130 130 130 130 $35m - $50m $275m - $310m 60 60 60 60 60 2017 1Q 2018 2Q 2018 3Q 2018E 2018E 3Q 2018E 2018E 2017-2020E E190 A320 A321 HD A321 Mint *Refer to aircraft delivery book in Appendix section Guidance as of 07/24/18 13

BALANCED APPROACH TO CAPITAL ALLOCATION SOURCES / USES OF CASH CAPITAL ALLOCATION FRAMEWORK (US$ millions) General Guidelines SOURCES USES • Maintain investment grade financial metrics Debt Net share 279 343 raise Repurchases • Balanced approach to growth, reinvestment and capital 234 Debt return to shareholders repayments • E190 transition among best and highest use of capital Cash from 1,375 operations CAPEX • Support EPS growth via share repurchases 1,024 Priorities Beginning End cash and • Investments in fleet to support organic growth and improve cash and 550 603 equivalents equivalents returns (e.g., cabin restyling, E190 transition and lease buy-outs) TTM 2Q 2018 TTM 2Q 2018 • Return-accretive non-aircraft CAPEX to support margin commitments and structural cost savings 1414

2018 GUIDE SUMMARY CAPACITY RASM CASM EX-FUEL* ALL-IN FUEL PRICE 3Q 2018 FY 2018 3Q 2018 FY 2018 3Q 2018 FY 2018 3Q 2018 FY 2018 7.5 – 9.5% 6.5 – 7.5% 0 – 3% N/A 1 – 3% (1) – 1% $2.33 / gal N/A CAPEX AIRCRAFT CAPEX NON-AIRCRAFT OTHER INCOME / (EXPENSE) JBTP / JTV (EXPENSES) 3Q 2018 FY 2018 3Q 2018 FY 2018 3Q 2018 FY 2018 3Q 2018 FY 2018 $275 - 310m $850m - 1bn $35 – 50m $150 – 200m ($16) – (23)m ($65) – (75)m ($9) – (14)m ($35) – (45)m *The estimates above do not include the potential outcome of a pilot deal Also excludes impact from E190 impairment 15

APPENDIX A: 2Q 2018 FINANCIAL RESULTS US$ millions 2Q 2018 2Q 2017 Var % Total Operating Revenues 1,928 1,836 5.0 Aircraft fuel and related taxes 491 325 51.1 Salaries, wages and benefits 486 464 4.6 Landing fees and other rents 110 101 8.0 Depreciation and amortization 120 109 9.6 Aircraft rent 23 24 (4.1) Sales and marketing 75 69 9.7 Maintenance, materials and repairs 188 166 13.3 Other operating expenses 260 231 12.8 Special items 319 - n/a Operating Income (144) 347 (141.5) Other Income (Expense) (16) (22) (25.3) Income (loss) before taxes (160) 325 (149.3) Income tax expense (benefit) (40) 118 (134.1) NET INCOME (LOSS) (120) 207 (158.0) *Adjusted for impairment Pre-Tax Margin (8.3%) 17.7% (26.0) pts of long-lived assets. Earnings per Share (EPS) $(0.38) $0.62 Refer to GAAP vs non- Pre-Tax Margin* 8.2% 17.7% (9.5) pts GAAP reconciliation in Appendix section Earnings per Share (EPS)* $0.38 $0.62 17

APPENDIX B: ANTICIPATED DELIVERY SCHEDULE PRIOR CURRENT AIRBUS ORDERS E190 A320 NEO A321 CEO/NEO Total A220 A321 CEO/NEO Total 2018 - - 6* 6* - 6* 6* 2019 - - 13 13 - 13 13 2020 10 6 7 23 5 15 20 2021 7 16 4 27 4 16 20 2022 7 3 17 27 8 15 23 2023 - - 14 14 19 14 33 2024 - - 5 5 22 12 34 2025 - - - - 2 - 2 Total 24 25 66 115 60 91 151 Delivery schedule as of July 24, 2018 * 6 remaining A321 CEO deliveries in 2018 18

APPENDIX C: HURRICANE IMPACT FROM 2017 3Q 2017 4Q 2017 2017 ASM (2.7%) (2.9%) (1.4%) RASM +0.2 pts (0.7) pts (0.2) pts CASM ex-Fuel +2.6 pts +2.4 pts +1.3 pts Pre-Tax Margin (1.5%) (2.2%) (0.9%) EPS Impact (6c) (9c) (15c) 19

APPENDIX D: E190 IMPAIRMENT AND TRANSITION COSTS TRANSITION COSTS (US$ million) 2018 2019 2020 2021-2025** Cash costs One-time costs $90-110* Ongoing (transition costs)1 $5-15 $15-25 $35-45 $80-115 Total $95-125 $15-25 $35-45 $80-115 Non-cash costs 2018 2019 2020 2021-2024** E190 value adjustment $319 E190 accelerated depreciation $0.7 $1.4 $1.4 $5.6 Total $319.7 $1.4 $1.4 $5.6 1 Ramp-up costs (pilot training and equipment, transition expenses) * One-time costs ** Total amount for the period . Fleet transition adds accelerated depreciation and transition costs through mid-2020s . Headwind on 2017-2020 CASM ex-fuel CAGR of approximately 25 basis points from incremental cash operating costs 20

APPENDIX E: RELEVANT JETBLUE MATERIALS www.investor.jetblue.com/investor-relations DOCUMENT LOCATION Investor Presentations http://blueir.investproductions.com/investor-relations/events-and-presentations/presentations Earnings Releases http://blueir.investproductions.com/investor-relations/financial-information/quarterly-results Annual Reports http://blueir.investproductions.com/investor-relations/financial-information/reports/annual-reports SEC Filings http://blueir.investproductions.com/investor-relations/financial-information/sec-filings Proxy Statements http://blueir.investproductions.com/investor-relations/financial-information/reports/proxy-statements Investor Updates http://blueir.investproductions.com/investor-relations/financial-information/investor-updates Traffic Reports http://blueir.investproductions.com/investor-relations/financial-information/traffic-releases ESG Reports* http://blueir.investproductions.com/investor-relations/financial-information/reports/sustainable-accounting-standards-board-reports * Environmental, Social, and Governance Reports 21

APPENDIX F: NOTE ON NON-GAAP FINANCIAL MEASURES Note A within our quarterly earnings release (provided in our Current Report on Form 8-K furnished to the Securities and Exchange Commission on July 24, 2018) provides a reconciliation of non-GAAP financial measures used in this presentation and provides the reasons management uses those measures. 22